SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

           Date of report (Date of earliest reported): March 31, 2001

                          Warrensburg Enterprises, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

            000-28835                                     65-0963962
    (Commission File Number)                   (IRS Employer Identification No.)

                22154 Martella Avenue, Boca Raton, Florida 33433
               (Address of Principal Executive Offices)(Zip Code)

                                 (561) 451-9674
              (Registrant's Telephone Number, Including Area Code)


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INFORMATION  TO  BE  INCLUDED  IN  THE  REPORT


ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

(a)  Previous  Independent  Auditors:

(i) Effective March 31, 2002, Warrensburg Enterprises, Inc. (the "Company") dismissed Samuel F May, Jr., CPA, ("May") as the independent auditor for the Company. The Company has retained Robert Jarkow, CPA ("Jarkow") as their new auditors.

(ii) May's report on the financial statements of the Company for the fiscal year ended December 31, 1999 and 2000 contains no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) The  Company's  Board  of  Directors  approved  the change in accountants.

(iv) During the fiscal year ended December 31, 2000 and 2001 and the subsequent interim period through the date of dismissal on March 31, 2002, there has been no disagreement between the Company and May on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of May would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.

(b)  New  Independent  Accountants:

(i) The Company engaged, Jarkow, 3111 North Andrews Avenue, Fort Lauderdale, Florida 33309 as its new independent accountants as of March 31, 2002. Prior to such date, the Company did not consult with Jarkow regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Jarkow, or (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-K.

ITEM  7 . FINANCIAL  STATEMENTS,  PRO  FORMA  INFORMATION  AND  EXHIBITS.

(a)   Not applicable.
(b)   Not applicable.
(c)   Letter from Samuel F May, Jr., CPA, PA.



                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WARRENSBURG  ENTERPRISES,  INC.


                              By:
                                 ---------------------------------
                                     Shelley  Goldstein
                                     President

May 9, 2002

                                  Sam May, CPA
                          Certified  Public Accountant
                          20283 State Road 7, Suite 300
                            Boca Raton, Florida 33498
                              Office (561) 487-0670
                               Fax (561) 852-1646




                                         May 9, 2002

Securities  and  Exchange  Commission
450  Fifth  Street,  NW
Washington,  D.C.  20549

Gentlemen:

     I have read Item 4(a) included in the Form 8-K/A dated April 28, 2002 of Warrensburg Enterprises, Inc., filed with the Securities and Exchange Commission and I am in agreement with the statements contained herein.


                                         Sincerely yours,



                                         Samuel F. May, Jr.
                                         Certified Public Accountant


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